                                     [PHOTO]
                                                ANNUAL REPORT SEPTEMBER 30, 2000

Oppenheimer
DISCOVERY FUND

                                                   [OPPENHEIMERFUNDS LOGO]
                                                   THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

           Contents

        1  President's Letter

        3  An Interview
           with Your Fund's
           Manager

        7  Fund Performance

       11  FINANCIAL
           STATEMENTS

       34  INDEPENDENT
           AUDITORS' REPORT

       35  Federal
           Income Tax
           Information

       36  Officers and Trustees

Our investment strategy enabled us to discover SUPERIOR OPPORTUNITIES IN A WIDE RANGE OF SECTORS IN ADDITION TO TECHNOLOGY.

TECHNOLOGY, THE FUND'S LARGEST INVESTMENT SECTOR, chalked up large gains during the first half of the period, but many tech stocks gave up some of their earlier gains after mid-March 2000. HEALTHCARE AND ENERGY STOCKS provided strong returns throughout the period.

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 9/30/00

Class A
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
62.15%     52.83%

Class B
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
60.95%     55.95%

Class C
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
60.95%     59.95%

Class Y
--------------------------------------------------------------------------------
62.68%
--------------------------------------------------------------------------------

                   *SEE NOTES ON PAGE 10 FOR FURTHER DETAILS

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
BRIDGET A. MACASKILL
PRESIDENT
OPPENHEIMER
DISCOVERY FUND


Dear Shareholder,

   Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

        We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

        In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

        Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.



                          1 OPPENHEIMER DISCOVERY FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

        What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

        At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

        In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

   Sincerely,

   /s/BRIDGET A. MACASKILL

   Bridget A. Macaskill
   October 20, 2000



   THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.



                          2 OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM(L TO R)
STEPHEN ROSEMAN
IAN HOROWITZ
JAYNE STEVLINGSON
(PORTFOLIO MANAGER)
TOLOMY ERPF



   HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE FISCAL YEAR THAT ENDED SEPTEMBER 30, 2000?

   A. We are pleased with the Fund's strong performance. Despite an exceptionally volatile period for equity markets, our disciplined focus on small-cap growth stocks enabled us to deliver a strongly positive total return to investors. The Fund's Class A shares generated a 62.15% average annual total return, without sales charge, for the period that ended September 30, 2000, outperforming benchmarks for the same one-year period. The Russell 2000 Index produced a 23.39% return, and the S&P 500 Index produced a 13.28% return.(1)

        We attribute these returns to our success in investing in several of the market's best performing stocks during the first half of the period, when market strength was at its height. Although many of our holdings suffered sharp declines later in the period, those declines remained smaller, on average, than our earlier gains.

   WHAT MADE THIS SUCH A VOLATILE PERIOD?

   Throughout the period, investors struggled to weigh the positive impact of encouraging economic data against the negative impact of rising interest rates. In late 1999 and early 2000, equity markets were driven higher by continued strength in the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems.


   1. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and Nasdaq, and is widely recognized as a measure of the performance of "mid-capitalization" stocks. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's returns at 9/30/00 include results for periods of exceptional market performance that are not typical of historical results. You should not expect those growth rates to continue.


                          3 OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

   "Technology represented the Fund's largest investment sector and contributed significantly to our positive performance"


   On the other hand, interest rate hikes by the Federal Reserve Board ("the Fed") threatened corporate profitability and heightened concerns about the potential for rising inflation.

         As the Fed continued to raise interest rates in 2000, many segments of the market sagged. Yet, despite interest rate concerns, investors remained willing to pay increasingly rising prices for the high-growth potential of many technology-related stocks. Market strength became concentrated in technology stocks, driving the valuations of these companies to very high levels by March 2000.

         In March 2000, interest rate concerns finally took their toll on technology stocks, causing many of the highest flying stocks in the sector to fall rapidly. Investors showed renewed concern about company fundamentals and profitability, shifting the focus of market strength from growth-to value-oriented stocks in April and May. From June through September, however, better-than-expected corporate earnings reports--along with preliminary signs that U.S. economic growth might be slowing in response to the Fed's measures--bolstered investor confidence and gave new impetus to the broad markets. A number of sectors participated in this rally, including technology, energy and healthcare.

   HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   The investment environment over the past year illustrates the tremendous volatility that can affect the small-cap market, particularly in the technology sector. We saw many stocks more than double in value during the first half of the period, only to fall by 50% or more after mid-March 2000. Our goal, as always, was to maximize the Fund's performance over the long term while carefully managing risk through a disciplined investment strategy. Accordingly, we thoroughly evaluated each company that met our basic investment criteria, looking for those issuers with superior fundamentals, a strong competitive position and the proven ability to carry out their business plans.



                          4 OPPENHEIMER DISCOVERY FUND


------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/00(2)
Class A
1-Year      5-Year    10-Year
------------------------------------------------
52.83%      13.51%    18.42%

Class B               Since
1-Year      5-Year    Inception
------------------------------------------------
55.95%      13.75%    14.84%

Class C               Since
1-Year      5-Year    Inception
------------------------------------------------
59.95%      N/A       14.24%

Class Y               Since
1-Year      5-Year    Inception
------------------------------------------------
62.68%      15.20%    16.89%
------------------------------------------------


       We found such companies in many sectors of the economy during the reporting period. Technology represented the Fund's largest investment sector and contributed significantly to our positive performance, especially from September 1999 through early March 2000. Within technology, we focused on both software and hardware companies at the forefront of emerging industries. On the software side, our best performers included several well-established companies, such as Documentum, Inc., Sybase, Inc., and Manugistics Group, Inc., that are successfully implementing Internet strategies. Among hardware companies, we emphasized telecommunications and consumer-related manufacturers, including fiber optic component suppliers and makers of semi-conductor chips for consumer electronics.

       Our investment strategy also enabled us to discover superior opportunities in a wide range of other sectors. Healthcare, our second-largest investment sector, provided strong returns throughout the period. We scored successes with a wide range of healthcare-related stocks, including managed care providers such as Trigon Healthcare, Inc., diagnostic laboratories, and biotechnology firms in advanced stages of the drug-approval process, such as Protein Design Labs, Inc. and CV Therapeutics, Inc. In addition, we took advantage of rising energy prices and declining gas reserves with investments in several drilling, pipeline and energy service companies.

   WHAT IS YOUR OUTLOOK FOR THE FUND AND THE SMALL-CAP MARKET OVER THE COMING MONTHS?

   While the U.S. economy remains strong, the rate of U.S. economic growth has moderated in recent months. As a result, the Federal Reserve Board avoided raising interest rates at its June 2000 meeting for the first time in several months. Equity markets have generally responded positively to these developments. Although small-cap growth stocks have been slower to recover



                    2.See notes on page 10 for further details.

                          5 OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------


SECTOR ALLOCATION(3)

[PIECHART]

 -Technology
    Computer
    Software            14.7%
    Electronics         10.7
    Computer
    Hardware             6.2
    Computer
    Services             5.0
    Communications
    Equipment            2.9
 -Healthcare            21.1
 -Capital Goods          9.6
 -Consumer
  Cyclicals              9.1
 -Energy                 8.9
 -Financial              4.6
 -Consumer
  Staples                4.4
 -Communication
  Services               1.7
 -Utilities              1.1

--------------------------------------------------------------------------------

   from their 2000 lows than their large- and mid-cap counterparts, we believe that an environment of continued, moderate economic growth bodes well for this sector.

       Fundamentally, we continue to believe that small-cap stocks offer outstanding investment opportunities over the long term. The accelerating pace of change in the commercial arena--evident in the growth of the Internet, the expansion of global telecommunications services and developments in biotechnology--is creating vast new opportunities for small companies to grow rapidly into large ones. That's why we remain dedicated to our strategy of disciplined small company investing, and why we believe Oppenheimer Discovery Fund remains part of The Right Way to Invest.



TOP TEN COMMON STOCK HOLDINGS(4)
 ..................................................
Documentum, Inc.                              2.1%
 ..................................................
Veeco Instruments, Inc.                       1.4
 ..................................................
Protein Design Labs, Inc.                     1.4
 ..................................................
Cirrus Logic, Inc.                            1.3
 ..................................................
HNC Software, Inc.                            1.2
 ..................................................
Benchmark Electronics, Inc.                   1.1
 ..................................................
Sybase, Inc.                                  1.1
 ..................................................
CV Therapeutics, Inc.                         1.1
 ..................................................
Manugistics Group, Inc.                       1.1
 ..................................................
Investors Financial Services Corp.            1.0
 ..................................................



TOP FIVE COMMON STOCK INDUSTRIES(4)
 ..................................................
Healthcare/Drugs                             17.5%
 ..................................................
Computer Software                            13.3
 ..................................................
Electronics                                   9.7
 ..................................................
Manufacturing                                 5.7
 ..................................................
Computer Hardware                             5.6
 ..................................................

3. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on total market value of common stock investments.

4. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on net assets.


                          6 OPPENHEIMER DISCOVERY FUND

   FUND PERFORMANCE
--------------------------------------------------------------------------------

   HOW HAS THE FUND PERFORMED? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a sector index.

   MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 2000, the U.S. economy enjoyed robust growth, but rising interest rates undercut the performance of equity markets. As a result, the Fund's stocks experienced an exceptionally volatile 12-month period. Many of the Fund's technology stocks rose sharply from September 1999 to early March 2000. In late March and April, technology stocks were hurt by rising interest rates, and gave up a portion of their earlier gains. However, healthcare and energy stocks delivered strong returns throughout the period, helping to balance losses in the technology sector. The Fund's portfolio holdings, allocations and strategies are subject to change.

   COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is measured for a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on April 4, 1994. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995 and in the case of Class Y shares, from the inception of the class on June 1, 1994. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and Nasdaq, and is widely recognized as a measure of the performance of mid-capitalization stocks.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.

                          7 OPPENHEIMER DISCOVERY FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------


CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Discovery Fund (Class A)
-- S&P 500 Index               *** Russell 2000 Index

[The following table was originally a line graph in the printed materials.]

Date            Oppenheimer     S&P 500 Index   Russell 2000 Index
09/30/90         9425             10000          10000
12/31/91         9860             10895          10506
03/31/91        12417             12475          13630
06/30/91        12159             12445          13414
09/30/91        14315             13109          14512
12/31/91        16990             14207          15311
03/31/92        17077             13849          16493
06/30/92        15133             14112          15364
09/30/92        15992             14557          15807
12/31/92        19816             15288          18169
03/31/93        19384             15955          18945
06/30/93        20277             16032          19361
09/03/93        23011             16445          21054
12/31/93        23352             16826          21599
03/31/94        21511             16189          21024
06/30/94        19387             16256          20201
09/30/94        21192             17050          21605
12/31/94        20741             17074          21205
03/31/95        21987             18705          22184
06/30/95        23519             20488          24264
09/30/95        27130             22115          26660
12/31/95        28371             23445          27238
03/31/96        30206             24703          28628
06/30/96        33835             25810          30060
09/30/96        34661             26608          30162
12/31/96        32568             28824          31731
03/31/97        28332             29599          30090
06/30/97        33578             34761          34968
09/30/97        37835             37365          40173
12/31/97        35941             38438          38827
03/31/98        39953             43795          42732
06/30/98        38138             45249          40740
09/30/98        29972             40759          32533
12/31/98        35223             49430          37838
03/31/99        31396             51892          35786
06/30/99        34349             55543          41351
09/30/99        33445             52084          38737
12/31/99        53297             59827          45881
03/31/00        61289             61197          49131
06/30/00        53370             59572          47274
09/30/00        54231             58994          47797

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE fUNDS AT 9/30/00(1)
1-YEAR 52.83%   5-YEAR 13.51%       10-YEAR 18.42%




CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Discovery Fund (Class B)
-- S&P 500 Index               *** Russell 2000 Index

[The following table was originally a line graph in the printed materials.]

Date            Oppenheimer     S&P 500 Index   Russell 2000 Index
04/04/94        10000           10000           10000
06/30/94         9167           10042            9606
09/30/94        10000           10532           10276
12/31/94         9772           10530           10086
03/31/95        10335           11554           10552
06/30/95        11036           12656           11541
09/30/95        12704           13661           12681
12/31/95        13257           14482           12956
03/31/96        14090           15259           13617
06/30/96        15751           15943           14298
09/30/96        16105           16436           14347
12/31/96        15101           17805           15093
03/31/97        13118           18284           14313
06/30/97        15515           21473           16633
09/30/97        17446           23081           19108
12/31/97        16542           23743           18468
03/31/98        18355           27053           20326
06/30/98        17488           27951           19378
09/30/98        13719           25177           15474
12/31/98        16090           30534           17998
03/31/99        14313           32054           17022
06/30/99        15633           34310           19669
09/30/99        15190           32173           18425
12/31/99        24162           36956           21823
03/30/00        27737           37802           23369
06/30/00        24151           36798           22468
09/30/00        24541           36442           22734

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUNDS AT 9/30/00(1)
1-YEAR 55.95%   5-YEAR 13.75%       LIFE 14.84%

1. See page 10 for further details

                          8 OPPENHEIMER DISCOVERY FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
--    Oppenheimer Discovery Fund (Class C)
--    S&P 500 Index                  ***Russell 2000 Index

[The following table was originally a line graph in the printed materials.]

Date            Oppenheimer     S&P 500 Index   Russell 2000 Index
10/02/95        10000            10000           10000
12/31/95        10536            10602           10217
03/31/96        11194            11170           10738
06/30/96        12516            11671           11275
09/30/96        12796            12032           11313
12/31/96        11998            13034           11902
03/31/97        10422            13384           11287
06/30/97        12328            15719           13116
09/30/97        13869            16896           15068
12/31/97        13152            17381           14564
03/31/98        14595            19804           16029
06/30/98        13904            20461           15281
09/30/98        10909            18431           12203
12/31/98        12792            22352           14193
03/31/99        11383            23465           13423
06/30/99        12431            25116           15510
09/30/99        12079            23552           14530
12/31/99        19210            27053           17210
03/31/00        22053            27673           18429
06/30/00        19170            26938           17732
09/30/00        19440            26677           17928

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUNDS AT 9/30/00(1)
1-YEAR 59.95%     LIFE 14.24%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Discovery Fund (Class Y)
-- S&P 500 Index               *** Russell 2000 Index

[The following table was originally a line graph in the printed materials.]

Date            Oppenheimer     S&P 500 Index   Russell 2000 Index
06/01/94         10000           10000           10000
06/30/94          9438            9755            9660
12/31/94         10115           10230           10141
03/31/95         10726           11224           10609
06/30/95         11483           12294           11609
09/30/95         13238           13271           12749
12/31/95         13855           14069           13026
03/31/96         14761           14824           13690
06/30/96         16545           15489           14375
09/30/96         16957           15967           14424
12/31/96         15944           17297           15174
03/31/97         13883           17762           14390
06/30/97         16464           20860           16722
09/30/97         18568           22422           19211
12/31/97         17657           23066           18568
03/31/98         19649           26281           20435
06/30/98         18769           27154           19482
09/30/98         14767           24459           15558
12/31/98         17351           29663           18095
03/31/99         15475           31140           17113
06/30/99         16937           33331           19775
09/30/99         16513           31255           18524
12/31/99         26324           35902           21941
03/31/00         30291           36724           23495
06/30/00         26411           35748           22607
09/30/00         26861           35402           22857

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUNDS AT 9/30/00(1)
1-YEAR 62.68%   5-YEAR 15.20%       LIFE 16.89%

THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON 9/30/90 FOR CLASS A, 3/31/94 FOR CLASS B, 9/30/95 FOR CLASS C AND 5/31/94 FOR CLASS Y.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.



                          9 OPPENHEIMER DISCOVERY FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S RETURNS AT 9/30/00 INCLUDE RESULTS FOR PERIODS OF EXCEPTIONAL MARKET PERFORMANCE THAT ARE NOT TYPICAL OF HISTORICAL RESULTS. YOU SHOULD NOT EXPECT THOSE GROWTH RATES TO CONTINUE. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE HAS BEEN SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 9/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/4/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 4/4/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                         10 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  SEPTEMBER 30, 2000

-------------------------------------------------------------------------------

                                                                            MARKET VALUE
                                                               SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------
 COMMON STOCKS--90.5%
-------------------------------------------------------------------------------------------
 CAPITAL GOODS--8.7%
-------------------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--0.5%
 Hexcel Corp.(1)                                               345,000      $  4,614,375
-------------------------------------------------------------------------------------------
 Teledyne Technologies, Inc.(1)                                141,500         4,121,187
                                                                            ---------------
                                                                               8,735,562

-------------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--1.1%
 Benchmark Electronics, Inc.(1)                               400,000         20,800,000
-------------------------------------------------------------------------------------------

 INDUSTRIAL SERVICES--1.4%
 Forrester Research, Inc.(1)                                  100,000          6,375,000
-------------------------------------------------------------------------------------------
 Iron Mountain, Inc.                                          380,000         14,060,000
-------------------------------------------------------------------------------------------
 Tetra Tech,Inc.(1)                                           200,000          5,712,500
                                                                            ---------------
                                                                              26,147,500

-------------------------------------------------------------------------------------------
 MANUFACTURING--5.7%
 ATMI, Inc.(1)                                                235,000          5,493,125
-------------------------------------------------------------------------------------------
 Coherent, Inc.(1)                                            240,000         16,320,000
-------------------------------------------------------------------------------------------
 FSI International, Inc.(1)                                   445,500          6,348,375
-------------------------------------------------------------------------------------------
 Photon Dynamics, Inc.(1)                                      95,200          3,593,800
-------------------------------------------------------------------------------------------
 Plexus Corp.(1)                                               80,000          5,640,000
-------------------------------------------------------------------------------------------
 PRI Automation, Inc.(1)                                      369,700          6,747,025
-------------------------------------------------------------------------------------------
 RadiSys Corp.(1)                                              88,900          4,495,006
-------------------------------------------------------------------------------------------
 Rudolph Technologies, Inc.(1)                                129,600          4,333,500
-------------------------------------------------------------------------------------------
 Three-Five Systems, Inc.(1)                                  350,000         10,237,500
-------------------------------------------------------------------------------------------
 Veeco Instruments, Inc.(1)                                   250,000         26,566,406
-------------------------------------------------------------------------------------------
 Zygo Corp.(1)                                                192,800         16,773,600
                                                                             --------------
                                                                             106,548,337

-------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--1.5%
-------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-LONG DISTANCE--0.4%
 Cosine Communications, Inc.(1)                                20,400          1,133,475
-------------------------------------------------------------------------------------------
 Lexent, Inc.(1)                                              105,000          3,123,750
-------------------------------------------------------------------------------------------
 Powertel, Inc.(1)                                             35,000          2,662,187
                                                                              -------------
                                                                               6,919,412

-------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--0.2%
 Choice One Communications, Inc.(1)                           340,400          4,148,625
-------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-WIRELESS--0.9%
 Leap Wireless International, Inc.(1)                         115,000          7,194,687
-------------------------------------------------------------------------------------------
 Metricom, Inc.(1)                                            150,000          3,862,500
-------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc.(1)                                   103,000          2,742,375
-------------------------------------------------------------------------------------------
 Proxim, Inc.(1)                                               81,100          3,608,950
                                                                              -------------
                                                                              17,408,512

                          11 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  Continued

-------------------------------------------------------------------------------

                                                                            MARKET VALUE
                                                               SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------
 CONSUMER CYCLICALS--8.3%
-------------------------------------------------------------------------------------------
 CONSUMER SERVICES--0.9%
-------------------------------------------------------------------------------------------
 Getty Images, Inc.(1)                                         305,000       $ 9,283,437
-------------------------------------------------------------------------------------------
 Heidrick & Struggles International, Inc.(1)                    65,000         3,339,375
-------------------------------------------------------------------------------------------
 Macrovision Corp.(1)                                           60,000         4,860,000
                                                                              -------------
                                                                              17,482,812

-------------------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--1.6%
 Anchor Gaming(1)                                              201,800        16,055,712
-------------------------------------------------------------------------------------------
 Orient-Express Hotel Ltd.(1)                                  225,000         4,331,250
-------------------------------------------------------------------------------------------
 Station Casinos, Inc.(1)                                      710,900        10,130,325
                                                                              -------------
                                                                              30,517,287

-------------------------------------------------------------------------------------------
 MEDIA--1.0%
 ACNielsen Corp.(1)                                            200,100         4,764,881
-------------------------------------------------------------------------------------------
 Penton Media, Inc.                                            235,000         6,462,500
-------------------------------------------------------------------------------------------
 True North Communications, Inc.                               200,000          7,150,00
                                                                              -------------
                                                                              18,377,381

-------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--3.1%
 Factory 2-U Stores, Inc.(1)                                   220,000         6,723,750
-------------------------------------------------------------------------------------------
 Footstar, Inc.(1)                                             150,000         4,846,875
-------------------------------------------------------------------------------------------
 Hot Topic, Inc.(1)                                            280,000         8,400,000
-------------------------------------------------------------------------------------------
 Skechers U.S.A., Inc., Cl. A(1)                               251,000         3,796,375
-------------------------------------------------------------------------------------------
 Tech Data Corp.(1)                                            320,000        13,680,000
-------------------------------------------------------------------------------------------
 Tweeter Home Entertainment Group, Inc.(1)                     110,000         3,994,375
-------------------------------------------------------------------------------------------
 Venator Group, Inc.(1)                                        600,000         7,425,000
-------------------------------------------------------------------------------------------
 Yankee Candle, Inc. (The)(1)                                  391,000         7,868,875
                                                                              -------------
                                                                              56,735,250

--------------------------------------------------------------------------------------------
 TEXTILE/APPAREL & HOME FURNISHINGS--1.7%
 Abercrombie & Fitch Co., Cl. A(1)                             614,400        11,712,000
-------------------------------------------------------------------------------------------
 Kenneth Cole Productions, Inc., Cl. A(1)                      138,200         4,880,187
-------------------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                           220,000         8,470,000
-------------------------------------------------------------------------------------------
 Too, Inc.(1)                                                  250,000         5,937,500
                                                                               ------------
                                                                              30,999,687

-------------------------------------------------------------------------------------------
 CONSUMER STAPLES--4.0%
-------------------------------------------------------------------------------------------
 Sirius Satellite Radio, Inc.(1)                              244,000         12,901,500
-------------------------------------------------------------------------------------------
 XM Satellite Radio Holdings, Inc.(1)                         280,700         12,087,644
                                                                            ---------------
                                                                              24,989,144

                        12  OPPENHEIMER DISCOVERY FUND

                                                                            MARKET VALUE
                                                               SHARES         SEE NOTE 1
-------------------------------------------------------------------------------------------
 EDUCATION--0.9%
 Career Education Corp.(1)                                   189,700        $ 8,441,650
-------------------------------------------------------------------------------------------
 Corinthian Colleges, Inc.(1)                                146,800          8,661,200
-------------------------------------------------------------------------------------------
                                                                             17,102,850

-------------------------------------------------------------------------------------------
 ENTERTAINMENT--0.5%
 California Pizza Kitchen, Inc.(1)                            39,100          1,094,800
-------------------------------------------------------------------------------------------
 P.F. Chang's China Bistro, Inc.(1)                          232,500          8,035,781
                                                                           ----------------
                                                                              9,130,581

 FOOD--0.5%
 Performance Food Group Co.(1)                               259,800          9,774,975
-------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--0.7%
 Pathmark Stores, Inc.(1)                                    414,600          5,104,762
-------------------------------------------------------------------------------------------
 Whole Foods Market, Inc.(1)                                 150,000          8,053,125
                                                                            ---------------
                                                                             13,157,887


-------------------------------------------------------------------------------------------
 ENERGY--8.1%
-------------------------------------------------------------------------------------------
 ENERGY SERVICES--3.8%
 Cross Timbers Oil Co.                                       798,900         15,328,894
-------------------------------------------------------------------------------------------
 Dril-Quip, Inc.(1)                                          219,100          8,736,612
-------------------------------------------------------------------------------------------
 Hanover Compressor Co.(1)                                   160,000          5,270,000
-------------------------------------------------------------------------------------------
 Marine Drilling Cos., Inc.(1)                               300,300          8,577,319
-------------------------------------------------------------------------------------------
 Parker Drilling Co.(1)                                      991,900          6,943,300
-------------------------------------------------------------------------------------------
 Pride International, Inc.(1)                                420,000         11,130,000
-------------------------------------------------------------------------------------------
 Proton Energy Systems, Inc.(1)                               13,100            374,987
-------------------------------------------------------------------------------------------
 Tidewater, Inc.                                             329,200         14,978,600
                                                                            ---------------
                                                                             71,339,712


-------------------------------------------------------------------------------------------
 OIL: DOMESTIC--3.3%
 Devon Energy Corp.                                          200,000         12,030,000
-------------------------------------------------------------------------------------------
 Forest Oil Corp.(1)                                         275,000          4,451,562
-------------------------------------------------------------------------------------------
 Frontier Oil Corp.(1)                                       450,000          3,318,750
-------------------------------------------------------------------------------------------
 Key Energy Services, Inc.(1)                                570,000          5,593,125
-------------------------------------------------------------------------------------------
 Louis Dreyfus Natural Gas Corp.(1)                          391,000         15,493,375
-------------------------------------------------------------------------------------------
 Noble Affiliates, Inc.                                      200,000          7,425,000
-------------------------------------------------------------------------------------------
 Stone Energy Corp.(1)                                       145,000          7,975,000
-------------------------------------------------------------------------------------------
 Vintage Petroleum, Inc.                                     200,000          4,550,000
                                                                            ---------------
                                                                             60,836,812

 ------------------------------------------------------------------------------------------
 OIL: INTERNATIONAL--1.0%
 Precision Drilling Corp.(1)                                 150,000          5,343,750
-------------------------------------------------------------------------------------------
 Rio Alto Exploration Ltd.(1)                                275,000          5,848,731
-------------------------------------------------------------------------------------------
 Talisman Energy, Inc.(1)                                    185,000          6,485,943
                                                                            ---------------
                                                                             17,678,424

                         13  OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  Continued

-------------------------------------------------------------------------------

                                                                             MARKET VALUE
                                                               SHARES          SEE NOTE 1
-------------------------------------------------------------------------------------------
 FINANCIAL--4.2%
-------------------------------------------------------------------------------------------
 BANKS--2.0%
 Commerce Bancorp, Inc.                                      149,200          $  8,681,575
 ------------------------------------------------------------------------------------------
 East West Bancorp, Inc.                                     197,500             3,863,594
 ------------------------------------------------------------------------------------------
 Investors Financial Services Corp.                          300,000            18,937,500
 ------------------------------------------------------------------------------------------
 Silicon Valley Bancshares(1)                                100,000             5,823,437
                                                                              ------------
                                                                                37,306,106


-------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--1.9%
 AmeriCredit Corp.(1)                                        198,400             5,716,400
-------------------------------------------------------------------------------------------
 ChoicePoint, Inc.(1)                                        300,000            13,762,500
-------------------------------------------------------------------------------------------
 eSPEED, Inc., Cl. A(1)                                      247,600             7,041,125
-------------------------------------------------------------------------------------------
 LaBranche & Co., Inc.(1)                                    265,700             8,867,737
                                                                              -------------
                                                                                35,387,762

-------------------------------------------------------------------------------------------
 INSURANCE--0.3%
 Annuity & Life RE Holdings Ltd.                             120,000             2,895,000
-------------------------------------------------------------------------------------------

 London Pacific Group Ltd., Sponsored ADR                    150,000             2,981,250
                                                                                -----------
                                                                                 5,876,250


-------------------------------------------------------------------------------------------
 HEALTHCARE--19.0%
-------------------------------------------------------------------------------------------

 HEALTHCARE/DRUGS--17.5%
 3 Dimensional Pharmaceuticals, Inc.(1)                       56,800             2,044,800
-------------------------------------------------------------------------------------------

 Accredo Health, Inc.(1)                                     217,700            10,640,087
-------------------------------------------------------------------------------------------
 Alexion Pharmaceuticals, Inc.(1)                             67,500             7,695,000
-------------------------------------------------------------------------------------------
 Alpharma, Inc., Cl. A                                       140,000             8,557,500
-------------------------------------------------------------------------------------------
 AmeriSource Health Corp., Cl. A(1)                          263,000            12,361,000
-------------------------------------------------------------------------------------------
 Arena Pharmaceuticals, Inc.(1)                               82,300             3,538,900
-------------------------------------------------------------------------------------------
 Aviron(1)                                                   219,400            12,793,762
-------------------------------------------------------------------------------------------
 Barr Laboratories, Inc.(1)                                  100,000             6,631,250
-------------------------------------------------------------------------------------------
 Caremark Rx, Inc.(1)                                      1,680,200            18,902,250
-------------------------------------------------------------------------------------------
 Cell Genesys, Inc.(1)                                       330,000             9,900,000
-------------------------------------------------------------------------------------------
 Cell Therapeutics, Inc.(1)                                   23,400             1,560,487
-------------------------------------------------------------------------------------------
 Charles River Laboratories International, Inc.(1)           260,200             8,846,800
-------------------------------------------------------------------------------------------
 Ciphergen Biosystems, Inc.(1)                                80,700             2,582,400
-------------------------------------------------------------------------------------------
 Coventry Health Care, Inc.(1)                               298,300             4,511,787
-------------------------------------------------------------------------------------------
 Cubist Pharmaceuticals, Inc.(1)                              80,000             4,165,000
-------------------------------------------------------------------------------------------
 CuraGen Corp.(1)                                            328,500            17,502,891
-------------------------------------------------------------------------------------------
 CV Therapeutics, Inc.(1)                                    257,500            20,028,672
-------------------------------------------------------------------------------------------
 Dendrite International, Inc.(1)                             189,700             5,086,331
-------------------------------------------------------------------------------------------
 Dura Pharmaceuticals, Inc.(1)                               150,000             5,306,250


                         14 OPPENHEIMER DISCOVERY FUND

                                                                              MARKET VALUE
                                                               SHARES           SEE NOTE 1
-------------------------------------------------------------------------------------------
 HEALTHCARE/DRUGS Continued
 Dusa Pharmaceuticals, Inc.(1)                               285,000          $  8,781,563
-------------------------------------------------------------------------------------------

 Eden Bioscience Corp.(1)                                     69,400             2,290,200
-------------------------------------------------------------------------------------------
 Enzon, Inc.(1)                                              250,000            16,500,000
-------------------------------------------------------------------------------------------
 Illumina, Inc.(1)                                            20,800               943,800
-------------------------------------------------------------------------------------------
 Inhale Therapeutic Systems, Inc.(1)                         310,000            17,476,250
-------------------------------------------------------------------------------------------
 Inspire Pharmaceuticals, Inc.(1)                            113,600             3,408,000
-------------------------------------------------------------------------------------------
 Laboratory Corp. of America Holdings, Inc.(1)               135,000            16,166,250
-------------------------------------------------------------------------------------------
 Matrix Pharmaceutical, Inc.(1)                              287,000             4,466,438
-------------------------------------------------------------------------------------------
 Neose Technologies, Inc.(1)                                 150,000             7,256,250
-------------------------------------------------------------------------------------------
 Protein Design Labs, Inc.(1)                                210,000            25,305,000
-------------------------------------------------------------------------------------------
 Regeneron Pharmaceuticals, Inc.(1)                          150,000             4,893,750
-------------------------------------------------------------------------------------------
 RehabCare Group, Inc.(1)                                     85,000             3,612,500
-------------------------------------------------------------------------------------------
 Rosetta Inpharmatics, Inc.(1)                               119,700             3,338,508
-------------------------------------------------------------------------------------------
 SurModics, Inc.(1)                                          198,800            10,884,300
-------------------------------------------------------------------------------------------
 Syncor International Corp.(1)                               120,000             4,417,500
-------------------------------------------------------------------------------------------
 Trigon Healthcare, Inc.(1)                                  355,400            18,680,713
-------------------------------------------------------------------------------------------
 XOMA Ltd.(1)                                             1,1244,400            16,233,525
                                                                               ------------
                                                                               327,309,714


-------------------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--1.5%
 PhotoMedex, Inc.(1)                                         200,000             2,575,000
-------------------------------------------------------------------------------------------
 PolyMedica Corp.(1)                                         140,000             6,002,500
-------------------------------------------------------------------------------------------
 Province Healthcare Co.(1)                                  337,500            13,478,906
-------------------------------------------------------------------------------------------
 Triad Hospitals, Inc.(1)                                    220,000             6,462,500
                                                                                -----------
                                                                                28,518,906

-------------------------------------------------------------------------------------------
 TECHNOLOGY--35.7%
-------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--5.6%
 Artesyn Technologies, Inc.(1)                               331,600             9,657,850
-------------------------------------------------------------------------------------------

 Avid Technology, Inc.(1)                                  1,156,900            16,196,600
-------------------------------------------------------------------------------------------
 Cobalt Networks, Inc.(1)                                    200,000            11,575,000
-------------------------------------------------------------------------------------------
 Creo Products, Inc.(1)                                      100,000             3,400,000
-------------------------------------------------------------------------------------------
 Handspring, Inc.(1)                                         226,700            15,656,469
-------------------------------------------------------------------------------------------
 Mentor Graphics Corp.(1)                                    732,700            17,264,244
-------------------------------------------------------------------------------------------
 Pixelworks, Inc.(1)                                          97,900             4,668,606
-------------------------------------------------------------------------------------------
 Quantum Corp./DLT & Storage Systems Group(1)              1,002,100            15,094,131
-------------------------------------------------------------------------------------------
 Read-Rite Corp.(1)                                          732,500             8,240,625
-------------------------------------------------------------------------------------------
 Silicon Storage Technology, Inc.(1)                         100,000             2,718,750
                                                                               ------------
                                                                               104,472,275


                          15 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS  Continued

-------------------------------------------------------------------------------

                                                                               MARKET VALUE
                                                               SHARES            SEE NOTE 1
-------------------------------------------------------------------------------------------
 COMPUTER SERVICES--4.5%
 Clarent Corp.(1)                                             120,000         $   4,725,000
-------------------------------------------------------------------------------------------
 Eclipsys Corp.(1)                                            199,600             3,193,600
-------------------------------------------------------------------------------------------
 Elastic Networks, Inc.(1)                                    112,100             1,562,394
-------------------------------------------------------------------------------------------
 HNC Software, Inc.(1)                                        274,700            22,473,894
-------------------------------------------------------------------------------------------
 OmniSky Corp.(1)                                             313,800             6,374,063
-------------------------------------------------------------------------------------------
 Packeteer, Inc.(1)                                           150,000             5,690,625
-------------------------------------------------------------------------------------------
 Shaw Communications, Inc., Cl. B                             337,950             7,749,086
-------------------------------------------------------------------------------------------
 SmartForce plc, Sponsored ADR(1)                             210,000             9,948,750
-------------------------------------------------------------------------------------------
 SynQuest, Inc.(1)                                            342,300             4,492,688
-------------------------------------------------------------------------------------------
 WebEx Communications, Inc.(1)                                268,200             9,889,875
-------------------------------------------------------------------------------------------
 WorldGate Communications, Inc.(1)                            408,400             8,576,400
                                                                            ---------------
                                                                                 84,676,375


-------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE--13.3%
 Adept Technology, Inc.(1)                                     77,900             4,094,619
-------------------------------------------------------------------------------------------
 Advanced Digital Information Corp.(1)                        648,200             9,844,538
-------------------------------------------------------------------------------------------
 Advent Software, Inc.(1)                                      80,000             5,590,000
-------------------------------------------------------------------------------------------
 Aspen Technologies, Inc.(1)                                  151,200             6,822,900
-------------------------------------------------------------------------------------------
 Avant! Corp.(1)                                              300,000             5,475,000
-------------------------------------------------------------------------------------------
 Caminus Corp.(1)                                             449,900            17,883,525
-------------------------------------------------------------------------------------------
 Cognos, Inc.(1)                                              185,000             7,538,750
-------------------------------------------------------------------------------------------
 Concurrent Computer Corp.(1)                                 515,800             9,800,200
-------------------------------------------------------------------------------------------
 Corsair Communications, Inc.(1)                              400,000             3,125,000
-------------------------------------------------------------------------------------------
 Descartes Systems Group, Inc. (The)(1)                       152,400             7,543,800
-------------------------------------------------------------------------------------------
 Documentum, Inc.(1)                                          485,000            39,375,938
-------------------------------------------------------------------------------------------
 Genomica Corp.(1)                                            144,500             2,808,719
-------------------------------------------------------------------------------------------
 Informatica Corp.(1)                                         100,000             9,325,000
-------------------------------------------------------------------------------------------
 Interactive Intelligence, Inc.(1)                            100,000             3,931,250
-------------------------------------------------------------------------------------------
 Interwoven, Inc.(1)                                          130,000            14,698,125
-------------------------------------------------------------------------------------------
 Liberate Technologies, Inc.(1)                               372,200            10,770,538
-------------------------------------------------------------------------------------------
 Manugistics Group, Inc.(1)                                   200,000            19,625,000
-------------------------------------------------------------------------------------------
 NetIQ Corp.(1)                                               205,000            13,465,938
-------------------------------------------------------------------------------------------
 Peregrine Systems, Inc.(1)                                   316,400             5,991,825
-------------------------------------------------------------------------------------------
 Precise Software Solutions Ltd.(1)                             5,000               215,625
-------------------------------------------------------------------------------------------
 Quest Software, Inc.(1)                                      120,000             7,453,125
-------------------------------------------------------------------------------------------
 RSA Security, Inc.(1)                                        175,000             7,546,875
-------------------------------------------------------------------------------------------
 SignalSoft Corp.(1)                                           49,200             1,998,750
-------------------------------------------------------------------------------------------
 SonicWALL, Inc.(1)                                           278,000             7,923,000


                         16 OPPENHEIMER DISCOVERY FUND

                                                                              MARKET VALUE
                                                            SHARES              SEE NOTE 1
-------------------------------------------------------------------------------------------
 COMPUTER SOFTWARE Continued
 Sybase, Inc.(1)                                           900,000            $ 20,700,000
-------------------------------------------------------------------------------------------
 Verity, Inc.(1)                                           130,000               4,639,375
                                                                              -------------
                                                                               248,187,415

-------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.6%
 Computer Network Technology Corp.(1)                      320,200              13,069,375
-------------------------------------------------------------------------------------------
 Plantronics, Inc.(1)                                      300,000              11,400,000
-------------------------------------------------------------------------------------------
 Polycom, Inc.(1)                                          200,000              13,393,750
-------------------------------------------------------------------------------------------
 Tut Systems, Inc.(1)                                      130,000              11,220,625
                                                                               ------------
                                                                                49,083,750


-------------------------------------------------------------------------------------------
 ELECTRONICS--9.7%
 ACT Manufacturing, Inc.(1)                                174,800               9,220,700
-------------------------------------------------------------------------------------------

 Alpha Industries, Inc.(1)                                 300,000              10,218,750
-------------------------------------------------------------------------------------------
 Cirrus Logic, Inc.(1)                                     597,400              24,082,688
-------------------------------------------------------------------------------------------
 DDi Corp./CA(1)                                            50,000               2,212,500
-------------------------------------------------------------------------------------------
 DSP Group(1)                                              200,000               7,475,000
-------------------------------------------------------------------------------------------
 Elantec Semiconductor, Inc.(1)                             74,400               7,412,100
-------------------------------------------------------------------------------------------
 Galileo Technology Ltd.(1)                                176,900               5,616,575
-------------------------------------------------------------------------------------------
 Intersil Holding Corp.(1)                                 190,900               9,521,138
-------------------------------------------------------------------------------------------
 Lattice Semiconductor Corp.(1)                            310,000              16,662,500
-------------------------------------------------------------------------------------------
 Merix Corp.(1)                                            170,000              11,018,125
-------------------------------------------------------------------------------------------
 Methode Electronics, Inc., Cl. A                          200,000               8,862,500
-------------------------------------------------------------------------------------------
 MIPS Technologies, Inc., Cl. A(1)                         125,000               5,750,000
-------------------------------------------------------------------------------------------
 MMC Networks, Inc.(1)                                      77,500               9,803,750
-------------------------------------------------------------------------------------------
 Oak Technology, Inc.(1)                                   510,000              13,961,250
-------------------------------------------------------------------------------------------
 Park Electrochemical Corp.                                 98,400               5,473,500
-------------------------------------------------------------------------------------------
 Semtech Corp.(1)                                          300,000              12,937,500
-------------------------------------------------------------------------------------------
 SMTC Corp.(1)                                              76,100               1,636,150
-------------------------------------------------------------------------------------------
 Supertex, Inc.(1)                                         121,200               6,105,450
-------------------------------------------------------------------------------------------
 TTM Technologies, Inc.(1)                                  74,400               1,748,400
-------------------------------------------------------------------------------------------
 Virata Corp.(1)                                           177,900              11,763,638
                                                                              -------------
                                                                               181,482,214




                         17 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued




                                                                                                  MARKET VALUE
                                                                                     SHARES         SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
 UTILITIES--1.0%
---------------------------------------------------------------------------------------------------------------
 GAS UTILITIES--1.0%
 Equitable Resources, Inc.                                                          228,100     $   14,455,838
---------------------------------------------------------------------------------------------------------------
 Western Gas Resources, Inc.                                                        175,000          4,385,938
                                                                                               ----------------
                                                                                                    18,841,776
                                                                                               ----------------
 Total Common Stocks (Cost $1,349,953,336)                                                       1,689,973,293


===============================================================================================================
 PREFERRED STOCKS--1.1%
 Candescent Technologies Corp., $2.50 Cv., Series D(1),(2)                        1,200,000         11,136,000
---------------------------------------------------------------------------------------------------------------
 Candescent Technologies Corp., Sr. Exchangeable, Series E(1),(2)                   800,000          7,824,000
---------------------------------------------------------------------------------------------------------------
 Candescent Technologies Corp., Sr. Exchangeable, Series F(1),(2)                   200,000          1,918,000
                                                                                               ----------------
                                                                                                    20,878,000
 Total Preferred Stocks (Cost $8,900,000)

                                                                                  PRINCIPAL
                                                                                     AMOUNT
---------------------------------------------------------------------------------------------------------------
 SHORT-TERM NOTES--2.7%
 CIT Group, Inc., 6.49%, 10/2/00                                               $ 25,000,000         24,995,493
---------------------------------------------------------------------------------------------------------------
 New Center Asset Trust, 6.52%, 10/19/00                                         25,000,000         24,918,500
                                                                                               ----------------
 Total Short-Term Notes (Cost $49,913,993)                                                          49,913,993


---------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--6.2%
 Repurchase agreement with Banc One Capital Markets, Inc., 6.45%, dated 9/29/00, to be repurchased at $115,026,794 on 10/2/00, collateralized by U.S. Treasury Bonds, 5.25%-15.75%, 11/15/01-5/15/30,
 with a value of $49,014,759, U.S. Treasury Nts., 4.25%-8.50%,
 11/15/00-11/15/08, with a value of $68,345,451 and U.S. Treasury Bills,
 11/9/00, with a value of $23,552 (Cost $114,965,000)                           114,965,000       114,965,000
---------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,523,732,329)                                    100.5%    1,875,730,286
---------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                                 (0.5)       (8,472,107)
                                                                        ---------------------------------------
 NET ASSETS                                                                           100.0%   $1,867,258,179
                                                                        =======================================


 FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Non-income-producing security.
 2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         18 OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2000

-----------------------------------------------------------------------------------------------
 ASSETS

 Investments, at value (cost $1,523,732,329)--see accompanying statement      $  1,875,730,286
-----------------------------------------------------------------------------------------------
 Cash                                                                                2,160,748
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                   49,920,567
 Shares of beneficial interest sold                                                  3,653,002
 Interest and dividends                                                                119,785
 Other                                                                                 458,432
                                                                                 --------------
 Total assets                                                                    1,932,042,820

-----------------------------------------------------------------------------------------------
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                              44,574,975
 Shares of beneficial interest redeemed                                             17,945,736
 Distribution and service plan fees                                                  1,052,320
 Transfer and shareholder servicing agent fees                                         287,063
 Trustees' compensation                                                                283,816
 Other                                                                                 640,731
                                                                                 --------------
 Total liabilities                                                                  64,784,641

-----------------------------------------------------------------------------------------------
 NET ASSETS                                                                   $  1,867,258,179
                                                                                 ==============
-----------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                              $  1,156,239,386
-----------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                      (250,694)
-----------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency transactions                                                     359,271,530
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies                       351,997,957
                                                                                ---------------
 NET ASSETS                                                                   $  1,867,258,179
                                                                                ===============


                         19 OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

----------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $1,286,297,575 and 19,265,911 shares of beneficial interest outstanding)                     $66.77
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                              $70.84
 ---------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $423,689,431
 and 6,726,524 shares of beneficial interest outstanding)                                     $62.99
----------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $70,140,296
 and 1,095,952 shares of beneficial interest outstanding)                                     $64.00
----------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $87,130,877 and 1,280,254 shares of beneficial interest outstanding)               $68.06



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          20 OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2000

------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest                                                                           $ 10,494,605
------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $2,297)                                  930,958
                                                                                    ------------
 Total income                                                                         11,425,563

------------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                      10,861,232
------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                               2,843,155
 Class B                                                                               3,713,228
 Class C                                                                                 551,071
------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                               2,191,302
 Class B                                                                                 683,589
 Class C                                                                                  97,635
 Class Y                                                                                  65,049
------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                             102,655
------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                   89,101
------------------------------------------------------------------------------------------------
 Other                                                                                 1,111,336
                                                                                    ------------
 Total expenses                                                                       22,309,353
 Less expenses paid indirectly                                                           (65,372)
                                                                                    ------------
 Net expenses                                                                         22,243,981


------------------------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                                 (10,818,418)

------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                         473,743,645
 Foreign currency transactions                                                          (171,938)

 Net realized gain                                                                   473,571,707
------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                         145,851,515
 Translation of assets and liabilities denominated in foreign currencies                (309,252)
                                                                                    ------------
 Net change                                                                          145,542,263
                                                                                    ------------
 Net realized and unrealized gain                                                    619,113,970


------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $608,295,552
                                                                                    ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          21 OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPTEMBER 30,                                                              2000               1999
----------------------------------------------------------------------------------------------------------------
 OPERATIONS

Net investment loss                                                           $(10,818,418)      $(10,452,859)
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                              473,571,707         79,072,011
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                          145,542,263         69,855,627
                                                                            ------------------------------------
Net increase in net assets resulting from operations                           608,295,552        138,474,779

----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net realized gain:
Class A                                                                        (48,950,971)       (33,486,062)
Class B                                                                        (15,499,580)       (10,003,098)
Class C                                                                         (1,945,396)        (1,248,219)
Class Y                                                                         (2,425,868)        (1,407,650)

----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                        134,098,247       (265,166,206)
Class B                                                                         87,560,981        (58,016,597)
Class C                                                                         29,719,349         (8,383,628)
Class Y                                                                         34,700,391         (3,821,532)

----------------------------------------------------------------------------------------------------------------
NET ASSETS

Total increase (decrease)                                                      825,552,705       (243,058,213)
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                          1,041,705,474      1,284,763,687
                                                                            ------------------------------------
End of period (including accumulated net investment
loss of $250,694 and $234,171, respectively)                                $1,867,258,179     $1,041,705,474
                                                                            ====================================






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          22 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

 CLASS A        YEAR ENDED SEPTEMBER 30,                 2000        1999         1998          1997          1996
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                    $43.26      $40.12       $51.72        $51.19        $43.65
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                       (.32)       (.28)        (.26)         (.08)         (.13)
Net realized and unrealized gain (loss)                  26.72        4.84       (10.37)         4.12         11.26
                                                        --------------------------------------------------------------------
Total income (loss) from
investment operations                                    26.40        4.56       (10.63)         4.04         11.13
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     (2.89)      (1.42)        (.97)        (3.51)        (3.59)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $66.77      $43.26       $40.12        $51.72        $51.19
                                                        ====================================================================

TOTAL RETURN, AT NET ASSET VALUE(1)                      62.15%      11.59%      (20.78)%        9.16%        27.76%

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $1,286        $750         $946        $1,330        $1,160
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $1,176        $875       $1,216        $1,119          $938
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment loss                                      (0.47)%     (0.69)%      (0.51)%       (0.17)%       (0.32)%
Expenses                                                  1.15%       1.31%        1.18%(3)      1.22%(3)      1.22%(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    224%         73%          82%           69%           80%



 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          23 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

 CLASS B        YEAR ENDED SEPTEMBER 30,                2000        1999        1998        1997        1996
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                  $41.22      $38.58      $50.15      $50.10      $43.11
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.47)       (.85)       (.55)       (.23)       (.23)
Net realized and unrealized gain (loss)                25.13        4.91      (10.05)       3.79       10.81

Total income (loss) from
investment operations                                  24.66        4.06      (10.60)       3.56       10.58
-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                   (2.89)      (1.42)       (.97)      (3.51)      (3.59)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $62.99      $41.22      $38.58      $50.15      $50.10
                                                      ===========================================================

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                    60.95%      10.73%     (21.37)%      8.33%      26.77%

-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $424        $225        $266        $323        $194
-----------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $372        $257        $319        $233        $120
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment loss                                    (1.22)%     (1.45)%     (1.27)%     (0.93)%     (1.06)%
Expenses                                                1.90%       2.07%       1.94%(3)    1.97%(3)    1.99%(3)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  224%         73%         82%         69%         80%



 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          24 OPPENHEIMER DISCOVERY FUND

 CLASS C        YEAR ENDED SEPTEMBER 30,                2000      1999       1998       1997       1996(1)
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                  $41.85     $39.15     $50.86     $50.73     $43.20
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.24)      (.85)      (.55)      (.26)      (.21)
Net realized and unrealized gain (loss)                25.28       4.97     (10.19)      3.90      11.33
                                                       ---------------------------------------------------
Total income (loss) from
investment operations                                  25.04       4.12     (10.74)      3.64      11.12
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                   (2.89)     (1.42)      (.97)     (3.51)     (3.59)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $64.00     $41.85     $39.15     $50.86     $50.73
                                                      ====================================================


----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                    60.95%     10.73%    (21.34)%     8.39%     27.96%



RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $70        $27        $33        $42        $18
----------------------------------------------------------------------------------------------------------
Average net assets (in millions)                         $55        $32        $41        $26         $7
Ratios to average net assets:(3)
Net investment loss                                    (1.20)%    (1.45)%    (1.25)%    (0.92)%    (1.00)%
Expenses                                                1.90%      2.07%      1.92%(4)   1.94%(4)   2.03%(4)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  224%        73%        82%        69%        80%



 1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          25 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

CLASS Y         YEAR ENDED SEPTEMBER 30,                2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                  $43.92     $40.63     $52.17     $51.44     $43.74
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.30)      (.17)      (.09)       .02       (.02)
Net realized and unrealized gain (loss)                27.33       4.88     (10.48)      4.22      11.31
                                                       -------------------------------------------------------
Total income (loss) from
investment operations                                  27.03       4.71     (10.57)      4.24      11.29
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                   (2.89)     (1.42)      (.97)     (3.51)     (3.59)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $68.06     $43.92     $40.63     $52.17     $51.44
                                                      ========================================================


--------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                    62.68%     11.82%    (20.47)%     9.50%     28.09%



--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                  $87        $39        $40        $45        $32
--------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                         $77        $41        $45        $35        $19
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                           (0.11)%    (0.48)%    (0.15)%     0.15%     (0.04)%
Expenses                                                0.80%      1.11%      0.81%(3)   0.89%(3)   0.99%(3)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  224%        73%        82%        69%        80%



 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          26 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                         27 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES  Continued
 REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2000, a provision of $27,443 was made for the Fund's projected benefit obligations and payments of $10,918 were made to retired trustees, resulting in an accumulated liability of $252,850 as of September 30, 2000.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                         28 OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $101,090,271, a decrease in accumulated net investment loss of $10,801,895, and a decrease in accumulated net realized gain on investments of $111,892,166. This reclassification includes $101,090,271 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         29 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED SEPTEMBER 30, 2000      YEAR ENDED SEPTEMBER 30, 1999
                                      SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                             10,572,195    $ 700,492,924        7,340,366    $  305,832,917
 Dividends and/or
 distributions reinvested            835,171       47,755,057          780,123        31,868,038
 Redeemed                         (9,489,580)    (614,149,734)     (14,350,871)     (602,867,161)
                                  --------------------------------------------------------------------
 Net increase (decrease)           1,917,786     $134,098,247       (6,230,382)    $(265,166,206)
                                  ====================================================================

------------------------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                              3,332,677    $ 214,014,951        1,771,225      $ 70,895,318
 Dividends and/or
 distributions reinvested            279,543       15,170,839          249,023         9,751,761
 Redeemed                         (2,336,781)    (141,624,809)      (3,455,595)     (138,663,676)
                                  --------------------------------------------------------------------
 Net increase (decrease)           1,275,439     $ 87,560,981       (1,435,347)    $ (58,016,597)
                                  ====================================================================

------------------------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                              1,784,337    $ 112,381,786        1,894,040    $   76,754,870
 Dividends and/or
 distributions reinvested             34,336        1,893,313           30,536         1,214,123
 Redeemed                         (1,377,721)     (84,555,750)      (2,123,773)      (86,352,621)
                                  -------------------------------------------------------------------
 Net increase (decrease)             440,952     $ 29,719,349         (199,197)      $(8,383,628)
                                  ===================================================================

------------------------------------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                              1,639,835    $ 118,744,235          453,623    $   19,236,361
 Dividends and/or
 distributions reinvested             41,732        2,425,868           34,009         1,407,649
 Redeemed                         (1,293,525)     (86,469,712)        (571,735)      (24,465,542)
                                  -------------------------------------------------------------------
 Net increase (decrease)             388,042     $ 34,700,391          (84,103)    $  (3,821,532)
                                  ===================================================================

====================================================================================================================================

 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $3,634,297,821 and $3,327,383,050, respectively.

 As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,528,354,760 was:

 Gross unrealized appreciation         $ 412,482,160
 Gross unrealized depreciation           (65,106,634)
                                       --------------
 Net unrealized appreciation           $ 347,375,526
                                       =============

                         30 OPPENHEIMER DISCOVERY FUND

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the year ended September 30, 2000, was an annualized rate of 0.65%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            AGGREGATE        CLASS A   COMMISSIONS    COMMISSIONS   COMMISSIONS
                            FRONT-END      FRONT-END    ON CLASS A     ON CLASS B    ON CLASS C
                        SALES CHARGES  SALES CHARGES        SHARES         SHARES        SHARES
                           ON CLASS A    RETAINED BY   ADVANCED BY    ADVANCED BY   ADVANCED BY
 YEAR ENDED                    SHARES    DISTRIBUTOR  DISTRIBUTOR(1) DISTRIBUTOR(1)DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------------------------------
 September 30, 2000        $2,632,889       $794,399      $342,591     $3,080,610      $255,800

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              CLASS A                      CLASS B                      CLASS C
                  CONTINGENT DEFERRED          CONTINGENT DEFERRED          CONTINGENT DEFERRED
                        SALES CHARGES                SALES CHARGES                SALES CHARGES
 YEAR ENDED   RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------------------------
 September 30, 2000           $32,097                     $630,269                      $13,194

    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $2,843,155 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $215,426 paid to an affiliate of the Manager. Any unreimbursed expenses the

                         31 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued
 Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                                 DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                     AGGREGATE      UNREIMBURSED
                                                                  UNREIMBURSED     EXPENSES AS %
                              TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                  UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
--------------------------------------------------------------------------------------------------------
 Class B Plan                     $3,713,228       $2,970,317       $7,572,564                1.79%
 Class C Plan                        551,071          180,403          796,157                1.14
========================================================================================================


 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

                         32 OPPENHEIMER DISCOVERY FUND

--------------------------------------------------------------------------------
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
 6. ILLIQUID OR RESTRICTED SECURITIES
 As of September 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2000, was $20,878,000, which represents 1.12% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                     VALUATION
                                                                                  PER UNIT AS OF
 SECURITY                                    ACQUISITION DATE    COST PER UNIT     SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
 STOCKS AND WARRANTS
 Candescent Technologies Corp., 2.50% Cv.,
 Series D                                                   3/31/95         $2.50             $9.28
------------------------------------------------------------------------------------------------------------------------------------
 Candescent Technologies Corp., Sr. Exchangeable,
 Series E                                                   4/24/96          5.50              9.78
------------------------------------------------------------------------------------------------------------------------------------
 Candescent Technologies Corp., Sr. Exchangeable,
 Series F                                                   6/11/97          7.50              9.59

 7. BANK BORROWINGS
================================================================================
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended September 30, 2000.

                         33 OPPENHEIMER DISCOVERY FUND

 INDEPENDENT AUDITORS' REPORT
================================================================================
 THE BOARD OF TRUSTEES AND SHAREHOLDERS
 OF OPPENHEIMER DISCOVERY FUND:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Discovery Fund as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.






 KPMG LLP

 Denver, Colorado
 October 20, 2000

                         34 OPPENHEIMER DISCOVERY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
       In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
       Distributions of $2.8913, per share were paid to Class A, Class B, Class C and Class Y shareholders, on December 10, 1999, of which $2.0496 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                         35 OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

================================================================================
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Jayne Stevlingson, Vice President
                         Andrew J. Donohe, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS     KPMG LLP

================================================================================
LEGAL COUNSEL            Mayer, Brown & Platt

                         For more complete information about Oppenheimer Discovery Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.

         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                         36 OPPENHEIMER DISCOVERY FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website-- we're here to help.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310

--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and issues that may affect your investments
1.800.835.3104

--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. BOX 5270, DENVER, CO 80217-5270

--------------------------------------------------------------------------------
TICKER SYMBOLS Class A: OPOCX Class B: ODIBX Class C: ODICX   Class Y: ODIYX
--------------------------------------------------------------------------------
1. At times this website may be inaccessible or its transaction feature may be unavailable.

RA0500.001.0900  November 29, 2000                       [OPPENHEIMERFUNDS LOGO]